AMENDMENT NO. 2
TO REVOLVING CREDIT AND GUARANTY AGREEMENT
This AMENDMENT NO. 2 TO REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of December 13, 2024, but effective as of the Amendment No. 2 Effective Date (as defined herein) (this “Amendment”), is made and entered into by and among VAREX IMAGING CORPORATION, a Delaware corporation (the “Parent Borrower”), VAREX IMAGING WEST, LLC, a Delaware limited liability company (together with the Parent Borrower, collectively, the “U.S. Borrowers” and each, individually, a “U.S. Borrower”), VAREX IMAGING DEUTSCHLAND AG, a German stock corporation (the “German Borrower”, and together with the U.S. Borrowers, collectively, the “Borrowers”, and each, a “Borrower”), the other Loan Parties party hereto, the undersigned financial institutions party hereto (collectively, the “Lenders” and each individually, a “Lender”), and ZIONS BANCORPORATION, N.A. DBA ZIONS FIRST NATIONAL BANK (“Zions”), in its capacity as administrative agent and collateral agent for the Lenders (in such capacities, and including any successor thereto, the “Administrative Agent”).
RECITALS
A.    The Lenders have previously extended a revolving credit facility to the Borrowers, in an aggregate original principal amount of $155,000,000 (the “Revolving Credit Facility”), pursuant to the terms and conditions of that certain Revolving Credit and Guaranty Agreement, dated as of March 26, 2024, by and among the Borrowers, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended by that certain Amendment No. 1 to Revolving Credit and Guaranty Agreement, dated as of August 30, 2024, and as further amended, supplemented or otherwise modified to the date hereof, the “Credit Agreement”).
B.    The Revolving Credit Facility and all other Obligations under the Credit Agreement are secured by, among other things, that certain (i) U.S. Security Agreement, dated as of March 26, 2024, by and among U.S. Borrowers, the other Loan Parties party thereto and the Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time), (ii) Share Pledge Agreement, dated as of March 26, 2024, by and among VAREX IMAGING INVESTMENTS B.V., a Dutch company with limited liability incorporated under the laws of The Netherlands, the German Borrower and the Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time), (iii) Account Pledge Agreement, dated as of March 26, 2024, by and between the German Borrower and the Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time) and (iv) Security Transfer Agreement, dated as of March 26, 2024, by and between the German Borrower and the Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time).
C.    The Obligations are guaranteed by the Loan Parties pursuant to the Guaranty set forth in Article X of the Credit Agreement.
D.    The Administrative Agent, the Lenders party hereto (which constitute Required Lenders), the Borrowers and the other Loan Parties agree to amend the Credit Agreement on the terms and subject to the conditions set forth herein and in the Credit Agreement.
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NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
1.    Recitals. Each party hereto hereby acknowledges the accuracy of the Recitals, which are incorporated herein by reference.
2.    Defined Terms; Interpretation; Etc. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement. This Amendment constitutes a “Loan Document,” as defined in the Credit Agreement.
3.    Amendments to Credit Agreement.
(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined terms, each such term to be inserted therein in the appropriate alphabetical order:
“2020 Senior Notes” means the Parent Borrower’s 7.875% Senior Secured Notes due 2027 issued pursuant to the 2020 Senior Notes Indenture on September 30, 2020 in an original aggregate principal amount of $300.0 million.
“2020 Senior Notes Indenture” means that certain Indenture, dated as of September 30, 2020, among the Parent Borrower, each of the guarantors party thereto and the Notes Collateral Agent.
“Additional Senior Notes” means the additional senior secured notes issued by the Parent Borrower pursuant to any Additional Senior Notes Supplemental Indenture, to be dated as of Additional Senior Notes Issuance Date, in an original aggregate principal amount not to exceed $125.0 million, which, once issued, will constitute the same series of notes as the 2020 Senior Notes.
“Additional Senior Notes Issuance Date” means the date the Parent Borrower issues the Additional Senior Notes pursuant to the Additional Senior Notes Supplemental Indenture in accordance with the terms of Amendment No. 2, this Agreement, the Senior Notes Indenture and the ABL Intercreditor Agreement.
“Additional Senior Notes Supplemental Indenture” means any supplemental indenture, to be dated as of the Additional Senior Notes Issuance Date, to be entered into by and among the Parent Borrower, each of the guarantors party thereto and the Notes Collateral Agent in accordance with the 2020 Senior Notes Indenture, pursuant to which the Additional Senior Notes will be issued, and the covenants, events of default, guarantees and other terms of which, taken as a whole, are not more restrictive of the Parent Borrower and its Subsidiaries than the terms of the 2020 Senior Notes Indenture.
“Amendment No. 2” means that certain Amendment No. 2 to Revolving Credit and Guaranty Agreement dated as of December 13, 2024 among the Loan Parties, the Lenders party thereto, and the Administrative Agent.
“Amendment No. 2 Effective Date” has the meaning set forth in Amendment No. 2.
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“Restricted Account” means that certain segregated, restricted securities account under the exclusive control of the Administrative Agent with respect to only permitting withdrawals therefrom that comply with Section 6.02(f) (provided that the Parent Borrower shall be permitted to control the investment of the proceeds therein in Cash Equivalents), and established and maintained by the Parent Borrower with the Administrative Agent on or prior to the Amendment No. 2 Effective Date pursuant to this Agreement and the Restricted Account Control Agreement, together with any successor or substitute securities account, including, without limitation, any such securities account as it may from time to time have been renumbered or retitled.
“Restricted Account Control Agreement” means that certain Restricted Account Control Agreement dated as of or prior to the Amendment No. 2 Effective Date among the Parent Borrower, as grantor, Zions Bancorporation, as custodian, the Administrative Agent, for the benefit of the Secured Parties, as the first lien secured party, and the Notes Collateral Agent, as the second lien secured party, into which the Parent Borrower shall deposit the net proceeds of any Additional Senior Secured Notes and withdraw such net proceeds in accordance with this Agreement (including without limitation Section 6.02(f)), as the same may be amended, restated, supplemented, or otherwise modified from time to time.
(b)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating each of the following defined terms in their entirety to read as follows:
“Collateral Documents” means the U.S. Security Agreement, the German Security Agreements, the Intellectual Property Security Agreements, any Mortgages, the Restricted Account Control Agreement and all similar agreements entered into guarantying payment of, or granting a Lien upon or granting control of property as security for payment of, the Obligations, as any of the same may be amended, restated, amended and restated, supplemented, or otherwise modified from time to time.
“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, without duplication, the ratio of (a) Consolidated Adjusted EBITDA, less Unfinanced Capital Expenditures, less federal, state, local and foreign income taxes paid in cash, less Restricted Payments made in cash under Section 6.02 (other than Restricted Payments of Convertible Indebtedness in an amount not to exceed the amounts to be paid under Section 6.02(f)), each for the period of four consecutive fiscal quarters ending on or immediately prior to such date to (b) the sum of Fixed Charges, scheduled principal payments with respect to Consolidated Total Indebtedness (other than the amounts due at the maturity thereof), and payments on Indebtedness Incurred pursuant to Section 6.01(f), each determined on a Consolidated basis for the period of four consecutive fiscal quarters ending on or immediately prior to such date.
“Consolidated Total Net Indebtedness” means, as of any date of determination, (a) Consolidated Total Indebtedness, minus (b) the lesser of (i) the aggregate amount of Unrestricted cash and Cash Equivalents held by the Parent Borrower and the Loan Parties in one or more deposit, investment, commodities or similar accounts; provided that 90 days after the Closing Date any such account shall only be counted under this clause (i) if such account is maintained with, or subject to the control (as defined in the UCC or as contemplated in the non-U.S. equivalent thereof) of, the Administrative Agent for the benefit of the Secured Parties, or maintained with a Cash Management Bank; provided, further, that for each of the Fiscal Quarters ending on or around September 27, 2024, January 3, 2025 and April 4, 2025, the Dollar equivalent of the amounts on deposit with Commerzbank AG and subject to that certain
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acknowledgement letter dated June 28, 2024 from Commerzbank AG to the Administrative Agent shall be counted in the calculation of this subclause (i), and (ii) (A) for the Fiscal Quarter ending on or around September 27, 2024, $150,000,000, (B) for the Fiscal Quarters ending on or around January 3, 2025 and April 4, 2025, $275,000,000 and (C) for any other Fiscal Quarter, $150,000,000, provided, that the amounts set forth in the foregoing subclauses (i) and (ii)(A), respectively, shall only be applicable for purposes of determining compliance with the Consolidated Total Net Leverage Ratio set forth in Section 6.12(a).
“Senior Notes” means, collectively, the 2020 Senior Notes and the Additional Senior Notes.
“Senior Notes Indenture” means, collectively, the 2020 Senior Notes Indenture and the Additional Senior Notes Supplemental Indenture.
(c)    Clause (c) in the definition of “Payment Conditions” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
(c)    with respect to any proposed Restricted Payment at any time that the Consolidated Total Net Leverage Ratio exceeds 2.50:1.00, immediately after giving effect to such Restricted Payment, such Restricted Payment does not exceed 50% of the Consolidated Net Income of the Parent Borrower and its Subsidiaries; and
(d)    Article V of the Credit agreement is hereby amended by inserting the following new Section 5.24 as follows:
SECTION 5.24    Additional Senior Notes; Releases from Restricted Account. Upon receipt, the Borrowers shall deposit the net proceeds received from the issuance of any Additional Senior Notes into the Restricted Account (or, if required by the holders of the Additional Senior Notes, an escrow account). The amounts in the Restricted Account (or, if required by the holders of the Additional Senior Notes, an escrow account) (a) shall only be used in accordance with Section 6.02 hereof and (b) shall be released solely upon the Administrative Agent’s receipt of written notice from the Parent Borrower that the Parent Borrower will use such amounts in accordance with Section 6.02.
(e)    Section 6.02(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(f)    (i) the repayment of Convertible Indebtedness outstanding as of the Amendment No. 2 Effective Date prior to or on the scheduled maturity thereof, or (ii) if the Parent Borrower is unable to repay the Convertible Indebtedness, the repurchase or redemption by the Parent Borrower of the Additional Senior Notes to the extent permitted in the Additional Senior Notes Supplemental Indenture;
(f)    Section 7.01(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(c)    Specific Covenants and Other Defaults. (i) Any Loan Party shall fail to perform or observe any covenant, condition or agreement contained in Section 5.03, Section 5.04 (with respect to each Borrower’s existence), Section 5.12, Section 5.16, Section 5.22, Section 5.23, Section 5.24 or Article VI; (ii) any Loan Party shall fail to perform or observe any
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covenant, condition or agreement contained in Section 5.01 or Section 5.02 if the failure to perform or observe such covenant, condition or agreement shall continue unremedied for five Business Days; and (iii) any Loan Party shall fail to perform or observe such other term, convent or agreement contained in any Loan Document on its part to be performed or observed if the failure to perform or observe such other term, covenant, condition or agreement shall remain unremedied for 30 days after written notice thereof shall have been given to such Loan Party by the Administrative Agent, any Lender or any Issuing Bank; or
4.    Conditions Precedent to Closing this Amendment. This Amendment shall become effective as of the date on which the following conditions precedent are satisfied (or waived in accordance with Section 9.02 of the Credit Agreement) (such date, the “Amendment No. 2 Effective Date”) (and, in the case of each document specified in this Section to be received by the Administrative Agent, such document shall be in form and substance reasonably satisfactory to the Administrative Agent):
(a)    The Administrative Agent shall have received this Amendment and any other Loan Document to be executed on or prior to the date of this Amendment or the Amendment No. 2 Effective Date which may be reasonably requested by the Administrative Agent or the Lenders in connection therewith, in each case, which may be by facsimile or other electronic image scan transmission, duly executed and delivered by each applicable party thereto, including, without limitation, the documents set forth on Schedule I hereto.
(b)    The Administrative Agent shall have received one or more favorable written opinions of counsel for the Loan Parties (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 2 Effective Date) in form and substance reasonably satisfactory to the Administrative Agent.
(c)    The Administrative Agent shall have received a certificate of each Loan Party, dated the Amendment No. 2 Effective Date and in form and substance reasonably satisfactory to Administrative Agent, executed by any Responsible Officer of such Loan Party, including or attaching the documents or certifications, as applicable, referred to in paragraph (d) of this Section.
(d)    The Administrative Agent shall have received (i) as to each Loan Party, either (x) a copy of each certificate or articles of incorporation or organization or other applicable constitutive documents of such Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan Party’s certificate or articles of incorporation or organization or other applicable constitutive documents most recently certified and delivered to the Administrative Agent prior to the Amendment No. 2 Effective Date pursuant to the Loan Documents remain in full force and effect on the Amendment No. 2 Effective Date without modification or amendment since such original delivery, (ii) copies of resolutions of the board of directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party, certified as of the Amendment No. 2 Effective Date by a secretary, an assistant secretary or a Responsible Officer of such Loan Party as being in full force and effect without modification or amendment, and (iii) a certificate of existence or good standing (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation as of a reasonably recent date.
(e)    The Administrative Agent shall have received all previously invoiced fees and other amounts due and payable on or prior to the date of this Amendment and the Amendment No. 2
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Effective Date, as applicable, including reimbursement or payment of all previously invoiced out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party.
(f)    The Administrative Agent shall have received a certificate, dated the Amendment No. 2 Effective Date and signed by a Responsible Officer of each Loan Party, substantially in the form of the Closing Certificate issued on the Closing Date pursuant to the Credit Agreement, modified as needed to refer to the transactions described in this Amendment or the Additional Senior Notes Supplemental Indenture.
(g)    Upon the execution and the effectiveness of this Amendment and both immediately before and immediately after executing and giving effect to this Amendment, no Default or Event of Default shall exist.
(h)    The representations and warranties in Section 5 of this Amendment shall be true and correct in all material respects as of the date of this Amendment and on the Amendment No. 2 Effective Date.
(i)    All governmental, shareholder and third party consents necessary (if any) in connection with the transactions described in this Amendment or the Additional Senior Notes Supplemental Indenture shall have been obtained.
(j)    The Parent Borrower shall have opened the Restricted Account (or, if required by the holders of the Additional Senior Notes, an escrow account) with the Administrative Agent.
(k)    Notwithstanding anything to the contrary herein, (i) the Amendment No. 2 Effective Date shall not occur unless the Parent Borrower issues the Additional Senior Notes pursuant to the Additional Senior Notes Supplemental Indenture in accordance with the terms of this Amendment, the Credit Agreement, the Senior Notes Indenture and the ABL Intercreditor Agreement (such date, the “Additional Senior Notes Issuance Date”), (ii) the Amendment No. 2 Effective Date shall occur on the same date as the Additional Senior Notes Issuance Date, if any, and (iii) upon the earlier of (y) the occurrence of an Event of Default or (z) the failure of the Additional Senior Notes Issuance Date to occur on or prior to March 10, 2025, this Amendment shall be terminated automatically and shall not be of any force or effect and the Amendment No. 2 Effective Date shall not occur hereunder for any reason.
5.    Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent on and as of the Amendment No. 2 Effective Date that:
(a)    Existence, Qualification and Power. Such Loan Party (i) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (x) own or lease its assets and carry on its business and (y) execute, deliver and perform its obligations under this Amendment and the other Loan Documents to which it is a party, and (iii) is duly qualified and is licensed and, as applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
(b)    Authorization; No Contravention. The execution, delivery and performance by such Loan Party of this Amendment and each Loan Document to which it is party have been duly
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authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of its certificate or articles of incorporation or organization or other applicable constitutive documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any material contractual obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any Subsidiary thereof or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or any Subsidiary thereof or its property is subject or (c) violate any law in any material respect.
(c)    Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery, or performance by, or enforcement against, such Loan Party of this Amendment or any other Loan Document, except for such approvals, consents, exemptions, authorizations, actions or notices that have been duly obtained, taken or made and in full force and effect.
(d)    Execution and Delivery; Binding Effect. This Amendment has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by the Loan Parties party thereto. This Amendment constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of each Loan Party thereto, enforceable against each such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.
(e)    Incorporation of Representations and Warranties. The representations and warranties of the Borrowers and each other Loan Party set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the Amendment No. 2 Effective Date (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).
6.    Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated thereby. Each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party and (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.
7.    Waiver of Defenses and Release of Claims. Effective as of the date of this Amendment and on the Amendment No. 2 Effective Date, each Loan Party hereby (i) represents that neither such Loan Party nor any Affiliate or principal thereof have any defenses to or setoffs against any Obligations owing by such Loan Party, or by such Loan Party’s Affiliates or principals, to the Administrative Agent or each other Secured Party or the Administrative Agent’s or each other Secured Party’s Affiliates, nor any claims against the Administrative Agent or the other Secured Parties or the Administrative Agent’s Affiliates or other Secured Parties’ Affiliates for any matter whatsoever, related or unrelated to the Loan Documents or any Obligations, and (ii) releases the Administrative Agent, each other Secured Party, and the Administrative Agent’s and each other Secured Party’s Affiliates, officers, directors, employees,
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representatives and agents from all claims, causes of action, and costs, in law or equity, known or unknown, whether or not matured or contingent, existing prior to the date hereof and the Amendment No. 2 Effective Date, as applicable, that such Loan Party has or may have by reason of any matter of any conceivable kind or character whatsoever, related or unrelated to the Obligations, including the subject matter of the Loan Documents. The foregoing release does not apply, however, to claims for future performance of express contractual obligations that mature on or after the date hereof or the Amendment No. 2 Effective Date, as applicable, that are owing to the Loan Parties by the Administrative Agent or each other Secured Party or Administrative Agent’s or each other Secured Party’s Affiliates. Each Loan Party acknowledges that the Administrative Agent and each other Secured Party have been induced to enter into this Amendment and to continue the Obligations by, among other things, the waivers and releases in this Section.
8.    Miscellaneous.
(a)    Amendment, Modification and Waiver. This Amendment may not be amended and no provision hereof may be waived except pursuant to a writing signed by each of the parties hereto.
(b)    Entire Agreement. This Amendment, the Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
(c)    Governing Law. This Amendment and any claims controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of Utah.
(d)    Incorporation of Credit Agreement Provisions. Section 9.03 (Expenses; Indemnity; Damage Waiver), Section 9.07 (Severability), Section 9.09(b) (Jurisdiction), Section 9.09(c) (Waiver of Venue), Section 9.09(d) (Service of Process), and Section 9.10 (WAIVER OF JURY TRIAL) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if such Sections were set forth in full herein.
(e)    Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. PURSUANT TO UTAH CODE SECTION 25-5-4, THE LOAN PARTIES ARE NOTIFIED THAT THESE AGREEMENTS ARE A FINAL EXPRESSION OF THE AGREEMENT BETWEEN THE ADMINISTRATIVE AGENT, THE LENDERS AND THE LOAN PARTIES, AND THESE AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED ORAL AGREEMENT. Except as provided in Section 4 hereof, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
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(f)    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
(g)    Reference to and Effect on the Credit Agreement and the Other Loan Documents. On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or Lender under, the Credit Agreement or any of the other Loan Documents. This Amendment shall be deemed to be a Loan Document as defined in the Credit Agreement.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
VAREX IMAGING CORPORATION, as the Parent Borrower
By: /s/ Sunny S. Sanyal
Name: Sunny S. Sanyal
Title: Chief Executive Officer
VAREX IMAGING WEST, LLC, as a U.S. Borrower
By: /s/ Sunny S. Sanyal
Name: Sunny S. Sanyal
Title: Chief Executive Officer
VAREX IMAGING DEUTSCHLAND AG, as the German Borrower
By:
Name: Marcus Kirchhoff
Title: Member of the Executive Board

SIGNATURE PAGE TO AMENDMENT NO. 2 TO
REVOLVING CREDIT AND GUARANTY AGREEMENT
(VAREX IMAGING CORPORATION)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
VAREX IMAGING CORPORATION, as the Parent Borrower
By:
Name: Sunny S. Sanyal
Title: Chief Executive Officer
VAREX IMAGING WEST, LLC, as a U.S. Borrower
By:
Name: Sunny S. Sanyal
Title: Chief Executive Officer
VAREX IMAGING DEUTSCHLAND AG, as the German Borrower
By: /s/ Marcus Kirchhoff
Name: Marcus Kirchhoff
Title: Member of the Executive Board

SIGNATURE PAGE TO AMENDMENT NO. 2 TO
REVOLVING CREDIT AND GUARANTY AGREEMENT
(VAREX IMAGING CORPORATION)

VAREX IMAGING INVESTMENTS B.V., as a Guarantor, represented by
By: /s/ Kimberley E. Honeysett
Name: Kimberley E. Honeysett
Title: Director
VAREX IMAGING AMERICAS CORPORATION, as a Guarantor
By: /s/ David Van Woerkom
Name: David Van Woerkom
Title: Treasurer
VAREX IMAGING HOLDINGS, INC., as a Guarantor
By: /s/ Sunny S. Sanyal
Name: Sunny S. Sanyal
Title: President
VAREX IMAGING WEST HOLDINGS, INC., as a Guarantor
By: /s/ David Van Woerkom
Name: David Van Woerkom
Title: Treasurer
VIRTUAL MEDIA INTEGRATION, LLC, as a Guarantor
By: VAREX IMAGING CORPORATION, its sole member
By: /s/ Sunny S. Sanyal
Name: Sunny S. Sanyal
Title: President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO
REVOLVING CREDIT AND GUARANTY AGREEMENT
(VAREX IMAGING CORPORATION)

ZIONS BANCORPORATION, N.A.
DBA ZIONS FIRST NATIONAL BANK,
as a Lender and as the Administrative Agent
By: /s/ Jason Shurtleff
Name: Jason Shurtleff
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO
REVOLVING CREDIT AND GUARANTY AGREEMENT
(VAREX IMAGING CORPORATION)

UMB BANK, N.A., as a Lender
By: /s/ Ben Johnson
Name: Ben Johnson
Title: Sr. Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO
REVOLVING CREDIT AND GUARANTY AGREEMENT
(VAREX IMAGING CORPORATION)

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Nate Quist
Name: Nate Quist
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO
REVOLVING CREDIT AND GUARANTY AGREEMENT
(VAREX IMAGING CORPORATION)

HSBC BANK USA, N.A., as a Lender
By: /s/ David Sanders
Name: David Sanders
Title: SVP, Global Relationship Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 TO
REVOLVING CREDIT AND GUARANTY AGREEMENT
(VAREX IMAGING CORPORATION)

KEYBANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Tanille Ingle
Name: Tanille Ingle
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO
REVOLVING CREDIT AND GUARANTY AGREEMENT
(VAREX IMAGING CORPORATION)